UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

Garden Fresh Restaurant Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On November 25, 2003, Garden Fresh Restaurant Corp. filed the attached Current Report on Form 8-K (“Form 8-K”) with the Securities and Exchange Commission. The following exhibits were filed with the Form 8-K and are incorporated by reference herein:

99.1	November 25, 2003 press release by Garden Fresh Restaurant Corp. (furnished)

GARDEN FRESH AND CERTAIN OF ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATING TO THE PROPOSED MERGER OF GARDEN FRESH WITH AN AFFILIATE OF FAIRMONT CAPITAL, INC., AS FURTHER DESCRIBED IN THE AGREEMENT AND PLAN OF MERGER DATED SEPTEMBER 29, 2003, AS AMENDED ON NOVEMBER 21, 2003. GARDEN FRESH WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAIL TO ITS STOCKHOLDERS A DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS WHICH WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION AND OTHER IMPORTANT INFORMATION ABOUT THE MERGER AGREEMENT AND THE PROPOSED MERGER. GARDEN FRESH WILL ALSO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A TRANSACTION STATEMENT ON SCHEDULE 13E-3 RELATING TO THE MERGER AGREEMENT AND THE PROPOSED MERGER.

STOCKHOLDERS OF GARDEN FRESH ARE ADVISED TO READ GARDEN FRESH’S PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS OF GARDEN FRESH MAY OBTAIN, FREE OF CHARGE ONCE THEY BECOME AVAILABLE, COPIES OF GARDEN FRESH’S PROXY STATEMENT AND OTHER DOCUMENTS FILED BY GARDEN FRESH WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE INTERNET WEBSITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV. THESE DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE BY CALLING INVESTOR RELATIONS AT GARDEN FRESH AT 858-675-1600.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 25, 2003

Garden Fresh Restaurant Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-25886	33-0028786
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

15822 Bernardo Center Drive, Suite A, San Diego, California 92127

(Address of principal executive offices and zip code)

(858) 675-1600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	November 25, 2003 press release by Garden Fresh Restaurant Corp. (furnished)

Item 12.	Results of Operations and Financial Condition.

On November 25, 2003, Garden Fresh Restaurant Corp. (the “Company”) issued a press release entitled “GARDEN FRESH REPORTS FISCAL 2003 FOURTH QUARTER AND YEAR END RESULTS” (furnished). The press release included certain disclosures relating to the Company’s financial results for the fiscal quarter and year ended September 30, 2003. The full text of the release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Garden Fresh Restaurant Corp. (Registrant)

Date:	November 25, 2003	By:	/s/ David W. Qualls

David W. Qualls Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	November 25, 2003 press release by Garden Fresh Restaurant Corp. (furnished)